UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2022

P3 Health Partners Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40033	85-2992794
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2370 Corporate Circle, Suite 300
Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

(702) 910-3950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Class A Common Stock, par value $0.0001 per share	PIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50.	PIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

P3 Health Partners Inc. (the “Company”) is filing this Current Report on Form 8-K/A solely to correct a typographical error in the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on October 19, 2022 (the “Original Form 8-K”). The Original Form 8-K stated that the date of the Company’s hearing with the Nasdaq Hearing Panel is November 3, 2020. The correct date of the hearing is November 3, 2022. The full text of the Original Filing, as amended to include the correct hearing date of November 3, 2022, is included in Item 8.01 below.

Item 8.01. Other Events.

On October 18, 2022, the Company received a notification letter from the Nasdaq Hearing Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Panel had granted the Company’s request to extend the automatic 15-day stay of suspension from Nasdaq pending the hearing scheduled with the Panel for November 3, 2022 and a final Panel determination regarding the Company’s listing status. The extended stay granted by Nasdaq maintains the trading of the Company’s securities pending the hearing.

As previously disclosed, on September 28, 2022, the Nasdaq Listing Qualifications Department initiated a process to delist the Company’s securities from Nasdaq as a result of the Company not being in compliance with Listing Rule 5250(c)(1) as a result of the Company’s delinquency in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022. On October 5, 2022, the Company appealed Nasdaq’s delisting determination by requesting a hearing before the Panel and requested that the stay of delisting, which otherwise would expire on October 20, 2022, pursuant to Nasdaq Rule 5815(a)(1)(B), be extended until the Panel issued a final decision. As noted above, the Panel granted the Company’s request to extend the stay of suspension pending the hearing on November 3, 2022 and issuance of a final Panel decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P3 Health Partners Inc.

Date:	October 20, 2022	By:	/s/ Eric Atkins
Eric Atkins Chief Financial Officer